SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2002
                      -------------------------------------
                Date of Report (date of earliest event reported)




                               ABSOLUTEFUTURE.COM
                       -----------------------------------
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)



                                     NEVADA
                         ------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                000-24199                           88-0306099
        (Commission File Number)       (IRS Employer Identification No.)


                               AbsoluteFuture.com
             10900 N.E. 8th Street, Suite 1414, Bellevue, WA. 98004
             -------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (425) 462-6210
         ---------------------------------------------------------------
              (Issuer's telephone number, including area code)



ITEM 1.     Changes in Control of Registrant

     None

ITEM 2.     Acquisition or Disposition of Assets

     None

ITEM 3.     Bankruptcy or Receivership

    It was resolved that the Board of Directors believes that it is in the best interest of the Company to file for bankruptcy protection in the State of Nevada under Chapter 11 of the United States Code as soon as may be practicable.

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Item 4.     Changes in Registrant's Certifying Accountant

     To clarify 8K filing dated August 15, it was previously reported that the Company had named Beckstead and Associates, PC located in Las Vegas NV as its new Certifying Accountant. It should have read G. Brad Beckstead, CPA, also of Las Vegas NV.


ITEM 5. OTHER EVENTS.

     To clarify 8K filing dated August 15, it was previously reported that Kenneth B. Liebscher had agreed to act as Chief Financial Officer. Mr. Liebscher has agreed to be a Director of the Company only.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (1)     Financial Statements

             None.

     (2)     Exhibits

             None


                                   SIGNATURES


     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 4, 2002.



                                   AbsoluteFuture.Com



                                   By:  /s/ Kevin M. Murphy
                                   President/Director

                                   By:  /s/ Kenneth B. Liebscher
                                   Director

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